Exhibit 99.1

CANOO INC. ANNOUNCES THIRD QUARTER 2021 RESULTS

•	Selected Bentonville, Arkansas as location for Corporate Headquarters and Advanced Industrialization Facility
•	Fayetteville, Arkansas for R&D Center
•	Expanded Our Oklahoma Partnership to Include R&D, Software Development, Customer Support & Finance Centers
•	Approximately $100 million of Anticipated Additional Non-Dilutive State and Local Financial Incentives
•	Accelerated Our Timeline for Production in the U.S.
•	Selected Panasonic as battery supply partner

Justin, TX (November 15, 2021) – Canoo Inc. (Nasdaq: GOEV) (“Canoo”), a company developing breakthrough electric vehicles (“EV”) with a proprietary and highly versatile EV platform for personal and business use, today announced its financial results for the third quarter of 2021.

“Our discipline continues to be Big News or No News. Therefore, we will accelerate our advanced manufacturing production in the U.S. to begin before Q4 2022,” stated Tony Aquila, Investor, Chairman & CEO at Canoo Inc. “In June we announced Pryor, Oklahoma as the location for our owned manufacturing facility. We have expanded this partnership to include Arkansas and additional locations in Oklahoma. We will now focus on completing the definitive agreements with each state, which will include approximately $100 million in additional non-dilutive financial incentives, making the total approximately $400 million. In addition, with these agreements, we are targeting approximately $100 million in vehicle orders with the states and universities where we are locating these facilities.”

Recent Updates:

•	Selected Bentonville, Arkansas as location for Corporate Headquarters and Advanced Industrialization Facility
•	Fayetteville, Arkansas for R&D Center
•	Expanded Our Oklahoma Partnership to Include R&D, Software Development, Customer Support & Finance Centers
•	Approximately $100 million of Anticipated Additional Non-Dilutive State and Local Financial Incentives
•	Accelerated Our Timeline for Production in the U.S.
•	Selected Panasonic as battery supply partner

Third Quarter Business Highlights:

•	Engineering design is complete and sourced for LV Gamma builds
•	Grew workforce by 22% sequentially to approximately 800 at close of Q3

Third Quarter Financial Highlights:

•	Cash and cash equivalents of $414.9 million as of September 30, 2021.
•	GAAP net loss and comprehensive loss of $80.9 million and $208.7 million for the three and nine months ended September 30, 2021, compared to a GAAP net loss and comprehensive loss of $23.4 million and $77.5 million for the three and nine months ended September 30, 2020, respectively. The GAAP net loss and comprehensive loss for the three and nine months ended September 30, 2021, included a gain of $25.8 million and $101.2 million on the fair value change of the contingent earnout shares liability, respectively.
•	Adjusted EBITDA of $(85.8) million and $(212.3) million for the three and nine months ended September 30, 2021, compared to $(20.1) million and $(60.8) million for the three and nine months ended September 30, 2020, respectively.
•	Net cash used in operating activities totaled $180.6 million for the nine months ended September 30, 2021, compared to $65.1 million for the nine months ended September 30, 2020.
•	Net cash used in investing activities was $100.1 million during the nine months ended September 30, 2021, compared to $1.2 million during the nine months ended September 30, 2020.

Fourth Quarter 2021 Business Outlook

Based upon our current projections, Canoo expects:

•	Operating Expenses (excluding stock-based compensation and depreciation) of: $95 million to $115 million
•	Capital Expenditures of: $60 million to $80 million

Conference Call Information

Canoo will host a conference call to discuss the results today, November 15, 2021, at 5:00 PM ET.

To listen to the conference call via telephone dial (866) 682-6100 (U.S.) and (862) 298-0702 (international callers/U.S. toll) and enter the conference ID number 13724844. To listen to the webcast, please click here. A telephone replay will be available until November 29, 2021, at (877) 660-6853 (U.S.) and (201) 612-7415 (international callers/U.S. toll), with Conference ID number 13724844. To listen to the webcast replay, please click here.

About Canoo

Canoo’s mission is to bring EVs to Everyone. The company has developed breakthrough electric vehicles that are reinventing the automotive landscape with bold innovations in design, pioneering technologies, and a unique business model that spans the full lifecycle of the vehicle. Distinguished by its experienced team from leading technology and automotive companies – Canoo has designed a modular electric platform purpose-built to deliver maximum vehicle interior space that is customizable across all owners in the vehicle lifecycle to support a wide range of vehicle applications for consumers and businesses.

Canoo has offices in California and Texas. For more information, please visit www.canoo.com. For Canoo press materials, including photos, please visit press.canoo.com. For investors, please visit investors.canoo.com.

Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA

“EBITDA” is defined as net loss before interest expense, income tax expense or benefit, and depreciation and amortization. “Adjusted EBITDA” is defined as EBITDA adjusted for stock-based compensation, restructuring charges, asset impairments, and other costs associated with exit and disposal activities, acquisition and related costs, changes to the fair value of contingent earnout shares liability, and any other one-time non-recurring transaction amounts impacting the statement of operations during the year. Adjusted EBITDA is intended as a supplemental measure of our performance that is neither required by, nor presented in accordance with, GAAP. We believe Adjusted EBITDA, when combined with net loss, and EBITDA, is beneficial to an investor’s complete understanding of our operating performance. We believe that the use of EBITDA and Adjusted EBITDA provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with those of comparable companies, which may present similar non-GAAP financial measures to investors. However, you should be aware that when evaluating EBITDA and Adjusted EBITDA we may incur future expenses similar to those excluded when calculating these measures. In addition, our presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. Our computation of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures computed by other companies, because all companies may not calculate EBITDA and Adjusted EBITDA in the same fashion.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. We manage our business utilizing EBITDA and Adjusted EBITDA as supplemental performance measures.

Third Quarter 2021 Financial Results

CANOO INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par values)

UNAUDITED

	September 30,	December 31,
	2021	2020
Assets
Current assets
Cash and cash equivalents	$414,904	$702,422
Restricted cash	1,410	—
Prepaids and other current assets	14,546	6,463
Total current assets	430,860	708,885
Property and equipment, net	140,867	30,426
Operating lease right-of-use assets	14,501	12,913
Other assets	28,319	1,246
Total assets	$614,547	$753,470

Liabilities and stockholders' equity
Liabilities
Current liabilities
Accounts payable	$63,322	$17,243
Accrued expenses and other current liabilities	43,388	10,625
Total current liabilities	106,710	27,868
Contingent earnout shares liability	32,337	133,503
Private placement warrants liability	—	6,613
Operating lease liabilities	14,032	13,262
Long-term debt	—	6,943
Other long-term liabilities	—	39
Total liabilities	153,079	188,228

Stockholders’ equity
Preferred stock, $0.0001 par value; 10,000 authorized, no shares issued and outstanding at September 30, 2021 and December 31, 2020	—	—
Common stock, $0.0001 par value; 500,000 authorized; 237,603 and 235,753 issued and outstanding at September 30, 2021 and December 31, 2020, respectively	24	24
Additional paid-in capital	1,015,461	910,579
Accumulated deficit	(554,017)	(345,361)
Total stockholders’ equity	461,468	565,242
Total liabilities and stockholders’ equity	$614,547	$753,470

CANOO INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share values)

UNAUDITED

	Three months ended		Nine months ended
	September 30,		September 30,
	2021	2020	2021	2020
Revenue	$—	$2,550	$—	$2,550

Costs and Operating Expenses
Cost of revenue, excluding depreciation	—	670	—	670
Research and development expenses, excluding depreciation	59,387	18,923	158,033	52,858
Selling, general and administrative expenses, excluding depreciation	45,510	8,405	144,072	15,897
Depreciation	2,109	1,738	6,317	5,179
Total costs and operating expenses	107,006	29,736	308,422	74,604
Loss from operations	(107,006)	(27,186)	(308,422)	(72,054)

Other (expense) income
Interest income (expense)	33	(1,094)	79	(10,465)
Gain on extinguishment of debt	—	5,045	—	5,045
Gain on fair value change in contingent earnout shares liability	25,764	—	101,166	—
Loss on fair value change in private placement warrants liability	—	—	(1,639)	—
Other income (expense), net	334	(155)	160	(47)
Loss before income taxes	(80,875)	(23,390)	(208,656)	(77,521)
Provision for income taxes	—	—	—	—
Net loss and comprehensive loss	$(80,875)	$(23,390)	$(208,656)	$(77,521)

Per Share Data:
Net loss per share, basic and diluted	$(0.35)	$(0.20)	$(0.92)	$(0.82)

Weighted-average shares outstanding, basic and diluted	228,477	116,293	226,747	94,058

CANOO INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

UNAUDITED

	Nine months ended
	September 30,
	2021	2020
Cash flows from operating activities:
Net loss	$(208,656)	$(77,521)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	6,317	5,179
Non-cash operating lease expense	774	471
Loss on the disposal of property and equipment	—	9
Debt discount amortization	—	2,590
Gain on extinguishment of debt	—	(5,045)
Stock-based compensation	89,758	1,059
Gain on fair value in contingent earnout shares liability	(101,166)	—
Loss on fair value change in private placement warrants liability	1,639	—
Changes in operating assets and liabilities:
Prepaids and other current assets	(8,915)	(3,186)
Other assets	(939)	726
Accounts payable	23,920	1,082
Accrued interest expense	—	7,927
Accrued expenses and other current liabilities	16,647	1,618
Net cash used in operating activities	(180,621)	(65,091)

Cash flows from investing activities:
Purchases of property and equipment	(73,976)	(1,209)
Prepayment to VDL Nedcar	(26,134)	—
Net cash used in investing activities	(100,110)	(1,209)

Cash flows from financing activities:
Proceeds from related party convertible debt	—	90,000
Proceeds from convertible debt	—	90,500
Loan advance	—	7,017
Repayments on loan advance	—	(57)
Proceeds from issuance of shares	—	3
Repurchase of restricted shares	—	(27)
Proceeds from exercise of public warrants	6,879	—
Repurchase of unvested shares	(7)	—
Payment of offering costs	(5,306)	(1,307)
Repayment of PPP loan	(6,943)	—
Net cash (used in) provided by financing activities	(5,377)	186,129
Net (decrease) increase in cash, cash equivalents, and restricted cash	(286,108)	119,829

Cash, cash equivalents, and restricted cash
Cash, cash equivalents, and restricted cash, beginning of period	702,422	29,507
Cash, cash equivalents, and restricted cash, end of period	$416,314	$149,336

Reconciliation of cash, cash equivalents, and restricted cash to the condensed consolidated balance sheets
Cash and cash equivalents at end of period	$414,904	$148,836
Restricted cash at end of period	1,410	500
Total cash, cash equivalents, and restricted cash at end of period shown in the condensed consolidated statements of cash flows	$416,314	$149,336

Supplemental non-cash investing and financing activities
Acquisition of property and equipment included in current liabilities	$46,774	$4,137
Offering costs included in accounts payable	$8,001	$—
Offering costs included in accrued and other current liabilities	$—	$2,254
Recognition of operating lease right-of-use asset	$2,362	$—
Conversion of private placement warrants to public warrants	$8,252	$—
Exchange of convertible debt	$—	$291,309
Gain on extinguishment of related party convertible debt recorded in additional paid-in capital	$—	$44,785
Issuance of long-term debt in exchange for loan advance	$—	$7,017
Supplemental disclosures of cash flow information
Cash paid for interest	$60	$—

CANOO INC.

ADJUSTED EBITDA RECONCILIATION TABLE

The following table reconciles Net loss to EBITDA and Adjusted EBITDA:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
(in thousands)	2021	2020	2021	2020
Net loss	$(80,875)	$(23,390)	$(208,656)	$(77,521)
Interest (income) expense	(33)	1,094	(79)	10,465
Provision for income taxes	—	—	—	—
Depreciation	2,109	1,738	6,317	5,179
EBITDA	(78,799)	(20,558)	(202,418)	(61,877)
Adjustments:
Gain on fair value change in contingent earnout shares liability	(25,764)	—	(101,166)	—
Loss on fair value change in private placement warrants liability	—	—	1,639	—
Other (income) expense, net	(334)	155	(160)	47
Stock-based compensation	19,098	319	89,758	1,059
Adjusted EBITDA	$(85,799)	$(20,084)	$(212,347)	$(60,771)

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, expectations and timing related to commercial product launches and achievement of other operational milestones, including the ability to meet and/or accelerate anticipated production timelines, Canoo's ability to capitalize on commercial opportunities, anticipated customer orders, and expectations regarding development of facilities and the negotiation, availability or receipt of state incentives. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Canoo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Canoo. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; failure to realize the anticipated benefits of the business combination with Hennessy Capital Acquisition Corp. IV; the rollout of Canoo's business and the timing of expected business milestones and commercial launch; future market adoption of Canoo's offerings; risks related to Canoo's go-to-market strategy and manufacturing strategy; the effects of competition on Canoo's future business; the ability to issue equity or equity-linked securities, and those factors discussed  under the captions “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” in Canoo's  Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 31, 2021, as well as its Quarterly Reports on Form 10-Q and other filings with the SEC, copies of which may be obtained by visiting Canoo's Investors Relations website at investors.canoo.com or the SEC's website at www.sec.gov. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Canoo does not presently know or that Canoo currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Canoo’s expectations, plans or forecasts of future events and views as of the date of this press release. Canoo anticipates that subsequent events and developments will cause Canoo’s assessments to change. However, while Canoo may elect to update these forward-looking statements at some point in the future, Canoo specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Canoo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts:

Media Relations

Agnes Gomes-Koizumi

Vice President, Communications

Agnes.Gomes-Koizumi@canoo.com

Investor Relations

Kamal Hamid

Vice President, Investor Relations

Kamal.Hamid@canoo.com